Exhibit 99.1

SECOND AMENDMENT TO
TERM LOAN AGREEMENT

THIS SECOND AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”), is made and entered into as of September 29, 2017 but given effect as of October 2, 2017, by and among TC PIPELINES, LP., a Delaware limited partnership (the “Borrower”), the banks and other financial institutions party hereto (collectively, the “Lenders”) and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to a certain Term Loan Agreement, dated as of July 1, 2013, (as amended by that certain First Amendment to Term Loan Agreement, dated as of November 10, 2016, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which such Lenders have made certain financial accommodations available to the Borrower;

WHEREAS, the Borrower has requested that each of the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement to extend the Maturity Date of the Term Loans, and subject to the terms and conditions hereof, the Lenders are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the parties agree as follows:

1. Amendments.
                  (a)           Section 1.1 of the Credit Agreement is hereby amended by replacing the definitions of “Affiliate”, “Federal Funds Rate”, “Indebtedness”, ‘LIBOR”, “Material Adverse Effect”, “Maturity Date”, “Significant Subsidiary” and “Subsidiary” in their entirety with the following:

“Affiliate” shall mean, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person.  For purposes of this definition the term “control” (including the terms “controlling”, “controlled by” and “under common control with”) of a Person shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting stock, by contract or otherwise, provided, that, for purposes of Section 7.6, each of Northern Border, GLGT and Iroquois shall be deemed to be an Affiliate of the Borrower as long as it qualifies as a Significant Subsidiary.

“Federal Funds Rate” shall mean, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the next succeeding Business Day or, if such rate is not so published for any Business Day, the Federal Funds Rate for such day shall be the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent (provided that if such rate is less than zero, such rate shall be deemed to be zero).

“Indebtedness” of any Person shall mean, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business), (iv) all obligations of such Person under any conditional sale or other title retention agreement(s) relating to property acquired by such Person, (v) all Capital Lease Obligations of such Person, (vi) all obligations, contingent or otherwise, of such Person in respect of letters of credit, acceptances or similar extensions of credit, (vii) all Guarantees of such Person of the type of Indebtedness described in clauses (i) through (vi) above, (viii) all Indebtedness of a third party secured by any Lien on property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (ix) all obligations of such Person to purchase, redeem, retire or otherwise acquire for value any common stock of such Person, (x) Off-Balance Sheet Liabilities and (xi) all Hedging Obligations; provided, however, that Indebtedness attributable to the Borrower or a Subsidiary under the PXP Precedent Agreement shall include only those liabilities under the PXP Precedent Agreement that would be required under the loss contingency recognition principles in ASC 450 to be reflected on the consolidated balance sheet of the Borrower on the date of determination.  The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor.

“LIBOR” shall mean, for any applicable Interest Period with respect to any Eurodollar Term Loan, the rate per annum appearing on Reuters Screen LIBOR01 Page (or any successor page) as the London interbank offered rate for Dollar deposits as of 11:00 a.m. (London, England time) on the day that is two Business Days prior to the first day of the Interest Period; provided, that if the Administrative Agent determines that the relevant foregoing sources are unavailable for the relevant Interest Period, LIBOR shall mean the rate of interest determined by the Administrative Agent to be the average of the rates per annum at which deposits in Dollars are offered to the Administrative Agent two (2) Business Days preceding the first day of such Interest Period by leading banks in the London interbank market as of 10:00 a.m. (New York time) for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Term Loan of the Administrative Agent (provided that if such rate is less than zero, such rate shall be deemed to be zero).

“Material Adverse Effect” shall mean, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singularly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences whether or not related, a material adverse change in, or a material adverse effect on, (i) the business, results of operations, financial condition, assets, or liabilities of the Borrower, its Subsidiaries, Northern Border, GLGT and Iroquois, taken as a whole, (ii) the ability of the Borrower  to perform any of its obligations under the Loan Documents, (iii) the rights and remedies of the Administrative Agent and the Lenders under any of the Loan Documents or (iv) the legality, validity or enforceability of any of the Loan Documents.

“Maturity Date” shall mean, with respect to the Term Loans, the earlier of (i) October 2, 2022 or (ii) the date on which the principal amount of all outstanding Term Loans have been declared or automatically have become due and payable (whether by acceleration or otherwise).

“Significant Subsidiary” shall have the meaning specified in Article 1, Rule 1-02(w) of Regulation S-X of the Securities Exchange Act of 1934 as of the Effective Date, provided, that, even if Northern Border, GLGT and Iroquois would not otherwise constitute a Subsidiary of the Borrower, each of Northern Border, GLGT and Iroquois shall be deemed to be a Significant Subsidiary of the Borrower if it would otherwise qualify as a Significant Subsidiary under Article 1, Rule 1-02(w) of Regulation S-X as of the First Amendment Date.

“Subsidiary” shall mean, with respect to any Person (the “parent”), any corporation, partnership, joint venture, limited liability company, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, partnership, joint venture, limited liability company, association or other entity (i) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power, or in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (ii) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.  Unless otherwise indicated, all references to “Subsidiary” hereunder shall mean a Subsidiary of the Borrower.  For the avoidance of doubt, (a) Northern Border and GLGT are not Subsidiaries of the Borrower as of the Closing Date, (b) as of June 1, 2017, Iroquois is not a Subsidiary of the borrower and (c) as of June 1, 2017, PNGTS is a Subsidiary of the Borrower; provided, that each of Northern Border, GLGT and Iroquois shall be automatically deemed Subsidiaries of the Borrower if clause (i) of this definition becomes applicable to it.
(b)               Section 1.1 of the Credit Agreement is further amended by adding the following new definitions in proper alphabetical order:

“ASC” shall mean Accounting Standards Codification of the Financial Accounting Standards Board.

“Iroquois” shall mean Iroquois Gas Transmission System, L.P., a Delaware limited partnership.
“Iroquois Partnership Agreement” shall mean that certain Third Amended and Restated Limited Partnership Agreement of Iroquois Gas Transmission System, L.P., dated as of May 1, 2016, as amended by that certain Counterpart and First Amendment effective as of 12:01 Eastern time on June 1, 2007, and as may be further amended, supplemented, restated or otherwise modified from time to time.
“PXP Precedent Agreement” shall mean the precedent agreement to be entered into by PNGTS for firm natural gas transportation service from TransCanada PipeLines Limited relating to the delivery of natural gas from the Union Dawn receipt point to the East Hereford delivery point into the PNGTS system, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Second Amendment Effective Date” shall mean October 2, 2017.

(c)               Section 1.1 of the Credit Agreement is further amended by replacing the proviso at the end of clause (v) of the definition of Defaulting Lender in its entirety with the following:

provided that a Lender shall not be a Defaulting Lender pursuant to this clause (v) solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.

(d)             Section 4.4 of the Credit Agreement, is hereby amended by replacing subsection (b) in its entirety with the following:

(b)            Since December 31, 2016, there have been no changes with respect to the Borrower, its Subsidiaries, Northern Border and GLGT which have had or could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.  Since June 1, 2017, to the Borrower’s knowledge, there have been no changes with respect to Iroquois which have had or could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

(e)            Section 4.14 of the Credit Agreement is hereby amended by replacing in its entirety such section with the following:

Section 4.14.              Subsidiaries.  Schedule 4.14 attaches a true and complete organizational chart of the Borrower and all of its Subsidiaries (including the ownership of Northern Border, GLGT and Iroquois), in each case as of the Second Amendment Effective Date, which Schedule the Borrower shall update upon notice to the Administrative Agent promptly following the completion of any material Permitted Acquisition and promptly following the incorporation, organization or formation of any material Subsidiary.
(f)            Section 7.3 of the Credit Agreement is hereby amended by inserting a new clause (e) after clause (d) thereof as follows:

(e)           So long as Iroquois is a Significant Subsidiary of the Borrower, the Borrower shall not provide its consent to, or vote to, permit Iroquois to lease, sell or otherwise dispose of its assets to any other Person except: (i) sales of inventory, investments, and other assets in the ordinary course of business, (ii) leases, sales or other dispositions of its assets that, together with all other assets of Iroquois previously leased, sold or disposed of (other than disposed of pursuant to this Section 7.3(e)) during the twelve-month period ending with the month in which any such lease, sale or other disposition occurs, do not constitute a substantial portion of the assets of Iroquois, (iii) sales of assets which are concurrently leased back, (iv) dispositions of assets which are obsolete or no longer used or useful in the business of Iroquois, and (v) as permitted pursuant to the Iroquois Partnership Agreement as in effect on the Second Amendment Effective Date.
(g)          Section 7.10 of the Credit Agreement is hereby amended by replacing in its entirety such section with the following:

Section 7.10           Certain Amendments to Cash Distribution Policies and Partnership Agreements.   The Borrower agrees that it shall not consent to, or vote in favor of, or, in the case of any of the following that is applicable to a Subsidiary, permit, any amendment of (a) the cash distribution policies of the Borrower, TC PipeLines ILP, TC GL ILP, Tuscarora ILP, Northern Border, GLGT, Tuscarora or Iroquois in any manner which would materially adversely affect the rights and remedies of the Lenders under and in connection with this Agreement, the Notes or any other Loan Document; or (b) the Borrower Partnership Agreement, the TC PipeLines ILP Partnership Agreement, the Tuscarora ILP Partnership Agreement, the Northern Border Partnership Agreement, the TC GL Partnership Agreement, the GLGT Partnership Agreement, the Tuscarora Partnership Agreement or the Iroquois Partnership Agreement in any manner which would (i) have a material adverse effect on the rights and remedies of the Lenders under and in connection with this Agreement, the Notes or any other Loan Document; or (ii) result in a Material Adverse Effect.

(h)           Section 7.13 of the Credit Agreement is hereby amended by replacing in its entirety such section with the following:

Section 7.13          Sanctions. The Borrower will not, and will not permit any Subsidiary to, use the proceeds of any Loans hereunder (i) for the purpose of funding, financing or facilitating any activities, business or transactions of or with any Sanctioned Person or any Canadian Sanctioned Person, or in any Sanctioned Country or in any Canadian Sanctioned Country, or (ii) in any manner that would result in the violation of any Sanctions or Canadian Sanctions applicable to any party hereto.

(i)            Schedule 4.14 of the Credit Agreement is hereby amended by replacing such schedule in its entirety with Schedule 4.14 hereto.

2. Conditions to Effectiveness of this Amendment.  Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received:
(a)           a counterpart of this Amendment signed by or on behalf of each party hereto or written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b)           a copy of that certain First Amendment to Third Amended and Restated Revolving Credit Agreement, dated as of the date hereof, duly executed and delivered by the parties thereto;

(c)           a certificate of the Secretary or Assistant Secretary of the General Partner in the form of Exhibit 3.1(b)(iv) to the Credit Agreement, attaching and certifying copies of (i) the articles or certificate of incorporation, certificate of organization or limited partnership, or other registered organizational documents of the Borrower and the General Partner, (ii) the bylaws, the partnership agreement, or comparable organizational documents and authorizations of the Borrower and the General Partner and (iii) resolutions of the board of directors or comparable governing body of the General Partner and the General Partner on behalf of the Borrower, authorizing the execution, delivery and performance of the Loan Documents by the Borrower;

(d)           certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of organization of the Borrower and the General Partner, and copies of online verification statements of good standing or existence for each other jurisdiction where the Borrower is required to be qualified to do business as a foreign corporation;

(e)           a certificate signed by a Responsible Officer, certifying the name, title and true signature of each officer of the General Partner executing the Loan Documents on behalf of the Borrower to which the Borrower is a party;

(f)           favorable written opinion(s) of in-house counsel to the Borrower, addressed to the Administrative Agent and each of the Lenders, and covering such matters relating to the Borrower and the General Partner, this Amendment and the Credit Agreement (as amended by this Amendment) and the transactions contemplated therein as the Administrative Agent shall reasonably request;
(g)          a certificate in the form reasonably satisfactory to the Administrative Agent, dated the date hereof and signed by a Responsible Officer, certifying that, (i) no Default or Event of Default exists, (ii) no default or event of default exists in respect of any Material Indebtedness, (iii) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (other than representations and warranties expressly stated to be made as of an earlier date), (iv) since November 10, 2016, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect; and

(h)          payment of fees as set forth in that certain Fee Letter, dated August 28, 2017 among SunTrust Robinson Humphrey, Inc., SunTrust Bank and the Borrower and reimbursement or payment of the Administrative Agent’s costs and expenses incurred in connection with this Amendment or the Credit Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent).

3. Representations and Warranties.  To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders and the Administrative Agent:

(a)          The Borrower and each of its Subsidiaries (i) is duly orga-nized, validly existing and in good standing as a corporation, partnership or limited liability company under the laws of the jurisdiction of its organization, (ii) -has all requisite power and authority to carry on its business as now conducted, and (iii) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect;

(b)         The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s organizational powers and have been duly authorized by all necessary organizational, and if required, general partner action.  This Amendment has been duly executed and delivered by the Borrower, and constitutes a valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity;

(c)          The execution, delivery and performance by the Borrower of this Amendment (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any Requirements of Law applicable to Borrower or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under any indenture, material agreement or other material instrument binding on the Borrower or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except Liens (if any) created under the Loan Documents; and

(d)         After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (other than representations and warranties expressly stated to be made as of an earlier date), and no Default or Event of Default has occurred and is continuing as of the date hereof.

4. Effect of Amendment.  Except as set forth expressly herein, all terms of the Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

5. Governing Law.   This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

6. No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

7. Costs and Expenses.  The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

8. Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

9. Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

10.               Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

11. Severability.  Any provision of this Amendment held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:
TC PIPELINES, LP

By: TC PipeLines GP, Inc., its General Partner

By: /s/Nathaniel A. Brown
Name: Nathaniel A. Brown
Title: Controller and Principal Financial Officer

By: /s/Jon A. Dobson
Name: Jon A. Dobson
Title: Secretary

[SIGNATURE PAGE TO SECOND AMENDMENT TO TERM LOAN AGREEMENT]

ADMINISTRATIVE AGENT:

SUNTRUST BANK, as Administrative Agent and a Lender

By: /s/Carmen Malizia
Name: Carmen Malizia
Title: Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO TERM LOAN AGREEMENT]

Bank of America, N.A., as a Lender

By: /s/Adrian Plummer
Name: Adrian Plummer
Title: Associate

[SIGNATURE PAGE TO SECOND AMENDMENT TO TERM LOAN AGREEMENT]

MIZUHO BANK, LTD, as a Lender

By: /s/Brad C. Crilly
Name: Brad C. Crilly
Title: Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO TERM LOAN AGREEMENT]

Export Development Canada, as a Lender

By: /s/Sheila Banning
Name: Sheila Banning
Title: Financing Manager

By: /s/Christiane de Billy
Name: Christiane de Billy
Title: Senior Financing Manager

[SIGNATURE PAGE TO SECOND AMENDMENT TO TERM LOAN AGREEMENT]

JP Morgan Chase Bank, N.A., as a Lender

By: /s/Juan J. Javellana
Name: Juan J. Javellana
Title: Executive Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO TERM LOAN AGREEMENT]

CITIBANK, N.A., as a Lender

By: /s/Eamon Baqui
Name: Eamon Baqui
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO TERM LOAN AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: /s/Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By: /s/Ming K. Chu
Name: Ming K. Chu
Title: Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO TERM LOAN AGREEMENT]

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By: /s/Kevin Sparks
Name: Kevin Sparks
Title: Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO TERM LOAN AGREEMENT]

HSBC Bank Canada, as a Lender

By: /s/Adam Lamb
Name: Adam Lamb
Title: Vice President, Global Banking

By: /s/Jason Lang
Name: Jason Lang
Title: Director, Global Banking 039729

[SIGNATURE PAGE TO SECOND AMENDMENT TO TERM LOAN AGREEMENT]

WELLS FARGO BANK, N.A., as a Lender

By: /s/Nathan Starr
Name: Nathan Starr
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO TERM LOAN AGREEMENT]

Schedule 4.14

Subsidiaries

[see attached]